SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

   Delaware                        333-127233                     13-3416059
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                    250 Vesey Street
           4 World Financial Center 28th Floor
                 New York, New York                                 10080
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      (Address of principal executive offices)                     Zip Code

           Registrant's telephone, including area code: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Acquisition or Disposition of Assets: General.

      The Registrant registered the issuance of one or more series of asset-backed certificates and/or asset-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-127233 (the "Registration Statement"). Pursuant to the Registration Statement, on October 19, 2005 the Registrant issued approximately $550,003,100 in aggregate principal amount of its Terwin Mortgage Trust, Asset-Backed Certificates, Series TMTS 2005-16HE.

      This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the prospectus, dated August 26, 2005, as supplemented by the prospectus supplement, dated October 17, 2005 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates (as defined below), a form of which was filed as an exhibit to the Registration Statement.

      The "Certificates" consist of the following classes: Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AV-1, Class AV-2, Class AV-3, Class M-1A, Class M-1B, Class M-2A, Class-2B, Class M-3A, Class M-3B, Class M-4A, Class M-4B, Class M-5A, Class M-5B, Class M-6A, Class M-6B, Class B-1, Class B-2, Class B-3, Class X, Class ES and Class R. The Certificates were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of October 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Specialized Loan Servicing, LLC, as Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, N.A., as Servicing Administrator, Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee (the "Pooling and Servicing Agreement"). The Certificates evidence all of the beneficial ownership interests in a trust fund that consists primarily of a pool of certain fixed-rate and adjustable-rate, first lien residential mortgage loans with an aggregate outstanding principal balance of approximately $550,003,757.00 as of October 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------------       -----------

      4.1 Pooling and Servicing Agreement, dated as of October 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Specialized Loan Servicing, LLC, as Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, N.A., as Servicing Administrator, Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

      99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2005, between Terwin Advisors LLC, as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By:    /s/ Matthew Whalen
                                                 -------------------------------
                                          Name:  Matthew Whalen
                                          Title: President

Date: November 3, 2005

                                  EXHIBIT INDEX

Exhibit No.                                 Description
-----------                                 -----------

4.1 Pooling and Servicing Agreement, dated as of October 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Specialized Loan Servicing, LLC, as Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, N.A., as Servicing Administrator, Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2005, between Terwin Advisors LLC, as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.